Exhibit 99.1 - SEE PDF

Slide 1:
Investor Presentation
October 2010

Slide 2:
Forward Looking Statements
Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3:
•	Medford, NY Manufacturer of Point of Care Rapid Diagnostic Tests
•	Five Year Revenue CAGR of 33%
•	FY 2009 Total Revenues of $13.8MM
•	Profitable in 2009 and 2010YTD through June 30
•	Anticipate $15MM+ Revenues in 2010
•	68% of Revenues from FDA Approved Rapid HIV Tests Marketed Globally
•	in U.S. by Alere (formerly Inverness Medical)
•	Near & Long Term Catalysts
•	Product Launches Using Chembio’s Patented DPP® Rapid Test Platform

Slide 4:
FDA Approved Rapid HIV Tests
Distributed in US Exclusively by Inverness Medical

•	148% Revenue Increase in 2009 to $5.3MM

–	20% Market Share
•	Competitive Features

–	CLIA Waived
–	Two Formats

–	99.7% Sensitivity; 99.9% Specificity
–	Proprietary Formulation Enables 24 Month Stability

–	Strong Marketing Partner

Marketed Ex-US Directly by Chembio through Distributors

 Slide 5:
PATENTED DUAL PATH PLATFORM (DPP®)
KEY DESIGN AND PERFORMANCE ADVANTAGES vs. LATERAL FLOW

•	Independent Sample Flow Path Enables Improved Sensitivity & Use of More Challenging Sample Types
•	Improved Multiplexing Facilitated by Direct Binding, Uniform Delivery of Samples
•	US Patent #7,189,522. Patents Issued or Pending in all major markets

Slide 6:
Dual Path Platform DPP® vs. Lateral Flow

•	Dual Path Platform
–	Chembio is a Licensor
–	Basis for Branded & OEM Product Pipeline
•	Lateral Flow Platform
–	Chembio is a Licensee
•	Alere Sells in US
•	Ex-US Chembio Pays Alere either 8.5% or 5% Royalty

 Slide 7:
Pipeline from DPP® Technology
•	2011-2012
–	Launch of Oral Fluid HIV Test and for Syphilis Tests & Establish Chembio DPP® Public Health Brand
–	International DPP Revenues – Brazil
–	Influenza Ag & Ab Tests
•	2012-2014 –
–	Grow Chembio DPP® Public Health Brand
–	Launch HIV OTC, Hepatitis C, Influenza Ag & Ab
•	2010-2014 – Participate in New Markets Via OEM Agreements, Strategic Alliances, M&A
–	Respiratory, Cardiac, Auto-Immune
–	Veterinary, Food, Environmental
–	Readers
–	Molecular Technologies

Slide 8:

DPP® HIV 1/2 Oral Fluid Assay
•	$60MM/6MM Unit US Market Growing ~15%/Year
•	International Studies Completed in 2009
•	US Clinical Trials Commenced Q1 2010
•	Anticipate PMA approval mid-2011
•	OTC Opportunity

Slide 9:
DPP® Syphilis Screen & Confirm
•	First POCT For Syphilis In US – Estimate $30MM Potential Market
•	Provides Better Indication Of Active Disease

•	Enables Confirmation & Treatment At POC
•	Pre-natal Testing

• International Evaluation Ongoing • Anticipate 510(K) Clearance in 2010
Developed in collaboration with the U.S. Centers for Disease Control

 Slide 10:
OEM Contracts with FIOCRUZ

•	Four Products Under OEM Agreements with FIOCRUZ
–	Following Successful $8MM Tech. Transfer Program Completed 2004-2009

•	Two Regulatory Approvals in Brazil Received June, Sept of 2010
– –	Anticipate Initial Orders in Q4 2010 Possible New Agreements

Slide 11:
In Development: DPP® INFLUENZA
Multiplex Flu A & B Test & 6 Strain Immunity Test

•	Large Established Market for Flu A&B tests
•	Chembio’s First Antigen Detection Test with DPP
•	Prototype Shows Improved Performance v. Established Tests
•	In Addition: $900,000 Contract signed Dec. 2009 with CDC for 6-band Multiplex Immune Status Test

 Slide 12:
In Development: Hepatitis-C (HCV) & HIV/HCV Comb.
Oral Fluid
•	Estimated 3MM HCV Infections in US
–	Only 22% Diagnosed

–	25% Co-infection with HIV
–	Major Cause of Liver Disease

–	New therapeutics from Vertex, etc. will drive demand for Dx
•	No HCV Point of Care Test in US

•	Chembio Participating in Pre-Clinical CDC Study with both prototypes – Data Being Submitted for Publication

Slide 13:
$7B Global Point-of-Care Test (POCT) Market

Europe $3,254 (52%), U.S. Hosp. $1,772 (28%), U.S. Decentralized Sites $591 (9%), etc (see PDF for more details).

At 7% Projected Increases, even with Large Low-Growth Segments (e.g., Glucose), Global POCT Market is Fastest Growing Segment of $39.5B In-Vitro Diagnostics Market, Projected to Reach $8.8B by 2012
Source: Independent Market  Research Report

Slide 14:
Financial Summary
•	Historical
–	>33% Five CAGR Sales; Profitable 2009 and through June YTD
–	Improving Gross Margins, Increased R&D, Controlled SG&A
•	Increased US Sales, R&D & License Income, Operating Improvements; Potential Receipt of Additional Grants (NIH, QTDP)
–	$1MM Debt Extinguished Q2 2010
•	Q3-4 2010 Outlook
–	CDC Grants to States Could Improve Q3-4 US Market (Alere) Results
–	International Orders Reported in Q2 to Produce >25% YOY Growth , + Potential Brazil
–	Oral Fluid HIV Test Clinical Trial Expenditures

 Slide 15:
Selected Comparative Historical Financial Results

		For the Years Ended
$(000s	)	2009	2008	2007	2006
Total Revenues		$13,834	$11,050	$9,231	$6,503
Cost of sales		7,974	7,198	6,435	4,894
Gross Profit		5,860	3,852	2,796	1,609
		42.4%	34.9%	30.3%	24.7%
R&D Expense		2,884	2,605	1,907	1,402
SG&A Expense		2,659	3,317	3,765	4,787
Operating Income (Loss)		317	(2,071)	(2,876)	(4,580)
Other Inc. (Expense)		(8)	122	249	(415)
Net Income (Loss) - Stkhldrs		309	(1,949)	(2,627)	(4,995)
Pref. Stock Expenses		-	-	5,645	3,210
Net Loss		$309	$(1,949)	$(8,272)	$(8,205)
Net Income (Loss) - per Share		$0.00	$(0.03)	$(0.57)	$(0.80)
Avg. No. Shares (Millions)		61.946	61.267	14.608	10.293
Working capital		$1,494	$1,664	$3,229	$5,113
Total assets		6,315	5,915	6,585	7,907
Total liabilities		3,227	3,338	2,322	2,297
Equity (Deficit)		3,088	2,577	4,263	(940)

 Slide 16:

 Selected Comparative Historical Financial Results
	For the three months ended (Unaudited)		For the six months ended (Unaudited)
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Net product sales	$2,335,665	$3,051,385	$4,550,562	$5,320,801
License and royalty income	$717,472	$52,322	$738,968	$52,322
Research grant income	$696,305	$269,817	$1,243,328	$545,999
Total Revenues	$3,749,442	$3,373,524	$6,532,858	$5,919,122

Gross Profit	$2,094,966	$1,361,945	$3,401,340	$2,360,634

Research and development expenses	$791,596	$702,986	$1,592,354	$1,350,358
SG&A	$680,014	$542,449	$1,341,862	$1,218,262

Income (loss) from operations	$623,356	$116,510	$467,124	$(207,986)
Net income (loss)	$621,917	$109,939	$464,591	$(215,294)

Basic earnings (loss) per share	$0.01	$0.00	$0.01	$(0.00)
Diluted earnings (loss) per share	$0.01	$0.00	$0.01	$(0.00)
Weighted average number of shares outstanding, basic	62,070,736	61,944,901	62,028,450	61,944,901
Weighted average number of shares outstanding, diluted	70,614,048	74,814,205	71,340,820	61,944,901

 Slide 17:
Selected Balance Sheet Data
	June 30, 2010	December 31, 2009
	(UNAUDITED)
CURRENT ASSETS:
Cash	$746,848	$1,068,235
Accounts receivable, net of allowances	1,817,284	1,776,327
Inventories	1,849,708	1,555,903
Other current assets	300,790	266,637
TOTAL CURRENT ASSETS	4,714,630	4,667,102

NET FIXED ASSETS	853,181	580,213
OTHER ASSETS
Deposits on manuf. equipment	52,824	338,375
License agreements and other assets	686,226	729,560
	$6,306,861	$6,315,250

TOTAL CURRENT LIABILITIES	$2,378,665	$3,173,132
TOTAL OTHER LIABILITIES	241,460	54,204
TOTAL LIABILITIES	2,620,125	3,227,336
TOTAL STOCKHOLDERS’ EQUITY	3,686,736	3,087,914
	$6,306,861	$6,315,250

Slide 18:
Organization & Management Team

Lawrence Siebert, CEO & Chairman
Richard Larkin, CFO
Javan Esfandiari, Sr. VP R&D
Rick Bruce, VP Operations
Tom Ippolito, VP Reg., QA/QC
Sandy Speer, Dir. Client Serv.
Dr. Gary Meller, Director
Katherine Davis, Director
Total Employment: 101
S, G&A 7
Ops. 69
R&D 18
Reg. & Clinical, QA & QC 7

Slide 19:

CEMI Selected Share Data

Ticker Symbol (OTCBB)	CEMI
Price 10/20/10	$0.240
52 Week High	$0.390
52 Week Low	$0.160
Outstanding Shares (MM)	62.0
Market Capitalization	$14.9
Fully Diluted (FD) Shares	70.3
Management Holding-FD	11.3
Average Volume (3 Mos)	51,000
Options and Warrants (MM)		Avg. Ex. Price
Options (3.95MM held by mgmt. & board)	5.71	$0.168
Warrants - Exp. Dates
10/6/2011	2.54	$0.475
2/5/2012	0.07	$0.810
Total Warrants	2.61
Total Options & Warrants	8.32

 Slide 20:
SUMMARY

www.chembio.com

•	Profitable in 2009 & 6/30/2010 YTD with FDA Approved Lateral Flow Rapid HIV Tests
•	Platform Point of Care Technology DPP®
–	Robust DPP ®Product Pipeline for Branded & OEM Products
–	Licensing Revenues
•	Near and Long Term Growth Catalysts